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                                  SCHEDULE  14A
                                 (Rule  14a-101)

                     INFORMATION  REQUIRED  IN  PROXY  STATEMENT
                            SCHEDULE  14A  INFORMATION

                Proxy  Statement  Pursuant  to  Section  14(a)  of  the
                         Securities  Exchange  Act  of  1934


{  }  Filed  by  the  Registrant
{  }  Filed  by  party  other  than  the  Registrant
{  }  Preliminary  Proxy  Statement
{  }  Confidential,  For  Use  of  the  Commission  Only  (as  permitted by  Rule  14a-6  (e)(2))
{X }  Definitive  Proxy  Statement
{  }  Definitive  Additional  Materials
{  }  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12


                             INTERCARE  DX,  INC.


Payment  of  Filing  Fee  (Check  appropriate  box):

{X }  No  fee  required.
{  }  Fee  computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
{  }  Fee  paid previously  with  preliminary  materials
{  }  Check box if any part of the fee is offset  as  provided  by Exchange Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.





































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InterCare  DX,  Inc.
900  Wilshire  Boulevard,  Suite  500
Los  Angeles,  California  90017

February  6,  2004

RE:  NOTICE  OF  ANNUAL  MEETING  FOR  THE  YEAR  ENDING  DECEMBER  2003

Dear  InterCare  DX  Stockholder:

On behalf of the Board of Directors, it is a pleasure to invite you to attend the 2003 Annual Meeting of Stockholders to be held at 1:00 p.m. Standard Pacific time, on March 6, 2004, at 900 Wilshire Blvd., Suite 500 Los Angeles, California 90017 for the following purposes:

1. To elect four members of the Company's Board of Directors to serve for a one-year term;

2. To ratify the reappointment of Andrew Smith, CPA as the Company's independent certified public accountant for the fiscal year ending December 31, 2003; and

3. To consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2004 fiscal year;

4.   To  transact  such  other  business as  may properly come before the Annual
Meeting  and  any  adjournments  or  postponements  thereof.

Members of management will report on the Company's operations, followed by a period for questions and discussion.

The Board of Directors has fixed the close of business on December 31, 2003 as the record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting. A list of stockholders entitled to vote at the annual meeting may be examined at the offices of the Company situated at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017 during the ten-day period preceding the Annual Meeting.

We hope you can attend the meeting. Regardless of the number of shares you own, your vote is very important. Please ensure that your shares will be represented at the meeting by signing and returning your proxy now, even if you plan to attend the meeting.

Thank  you  for  your  continued  support  of  the  Company.

Sincerely,

/s/  ANTHONY  C.  DIKE
--------------------------------
Anthony  C.  Dike,
Chairman  of  the  Board  &  CEO



















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        PLEASE  SIGN,  DATE  AND  RETURN  YOUR  PROXY  IN THE ENCLOSED ENVELOPE.


                             INTERCARE  DX,  INC.

            PROXY  -  ANNUAL  MEETING  OF  STOCKHOLDERS  -  MARCH  6,  2004

                THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS


The undersigned stockholder of InterCare DX, Inc. (the "Company") hereby constitutes and appoints Anthony C. Dike, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the under- signed, to vote at the Annual Meeting of Stockholders of the Company to be held at 900 Wilshire Blvd., Suite 500 Los Angeles, California, 90017, March 6, 2004 at 1:00 P.M. (local time), and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present for the following purposes:

                                (Check  One)       FOR    AGAINST    ABSTAIN

ITEM  1:       To  elect  the  following
four  nominees  as  directors  of  the  Company
to  serve  until  the  next  Annual  Meeting
of  Stockholders:
     Jude  Uwaezoke                                (  )     (  )     (  )
     Randall  Maxey                                (  )     (  )     (  )
     Russ  Lyon                                    (  )     (  )     (  )
     Wesley  Bradford                              (  )     (  )     (  )

ITEM  2:     To  ratify  the  reappointment
of  Andrew  Smith,  CPA,  as  the  independent
auditor  for  the  fiscal  year  ending
December  31,  2003;                               (  )     (  )     (  )

ITEM  3:    To  consider  and  vote  upon
a  proposal  to  re-approve  the  Company's
2001  Joint  Incentive  and  Non-Qualified
Stock  Option  Plan  for  2004  fiscal  year;      (  )     (  )     (  )

ITEM 4: In his discretion, on such other matters as may properly come before the meeting or any adjournments thereof; all as more particularly described in the Company's Proxy Statement dated February 6, 2004, relating to such meeting, receipt of which is hereby acknowledged.

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH ITEM LISTED ABOVE. All prior proxies are hereby revoked. This Proxy will also be voted in accordance with the discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Special Meeting and Proxy Statement.


                        (LABEL  CONTAINING  NAME,  ADDRESS
                         AND  NUMBER  OF  SHARES  GOES  HERE)

____________________________________  _________________________________
Signature                             Signature  (if  jointly  held)
____________________________________  _________________________________
Print  Name                            Print  Name
____________________________________  _________________________________
Dated                                 Dated

(Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)


                                             3
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               --------------------------------------------------
THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY FORM MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE

               --------------------------------------------------


























































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
                    NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS
                      To  be  Held  March  6,  2004  1:00  P.M.


                               INTERCARE  DX,  INC.
                          900  Wilshire  Blvd.  Suite  500
                             Los  Angeles,  CA  90017


To  the  Stockholders  of  InterCare  DX,  Inc.

The annual meeting of stockholders of InterCare DX, Inc a California corporation (the "Company"), will be held at 1:00 p.m. Standard Pacific time, on March 6, 2004, at 900 Wilshire Blvd., Suite 500, Los Angeles, California
90017  for  the  following  purposes:

1. To elect four members of the Company's Board of Directors to serve for a one-year term;

2. To ratify the reappointment of Andrew Smith, CPA as the Company's independent certified public accountant for the fiscal year ending December 31, 2003; and

3. To consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2004 fiscal year;

4.   To  transact  such  other  business as  may properly come before the Annual
Meeting  and  any  adjournments  or  postponements  thereof.

The Board of Directors has fixed the close of business on December 31, 2003 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting may be examined at the offices of the Company situated at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017 during the ten-day period preceding the Annual Meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States.

                                             By order of the Board of Directors,

                                        /s/  ANTHONY  C.  DIKE
                                        ----------------------
                                            Anthony  C.  Dike
                                            Secretary

Los  Angeles,  California
February  6,  2004

                                INTERCARE  DX,  INC
                        900  Wilshire  Boulevard,  Suite  500
                         Los  Angeles,  California  90017

                                 PROXY  STATEMENT
                         ANNUAL  MEETING  OF  STOCKHOLDERS
                          TO  BE  HELD  ON  MARCH  6,  2004


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of InterCare DX, Inc., a California corporation (the "Company"), of proxies from the holders of the Company's common stock, $.001 par value, (the "Common Stock"), for use at the 2003 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. Standard Pacific time, on March 6, 2004, at 900 Wilshire Blvd, Suite 500, Los Angeles California
90017 or at any adjournment(s) or postponement(s) thereof (the "Meeting"), pursuant to the enclosed Notice of Annual Meeting. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is February 6, 2004. Stockholders should review the information provided herein in conjunction with any other Company's reports, which accompanies this Proxy Statement.

                               GENERAL  INFORMATION

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (1) giving written notice of such revocation to the Company, care of the Secretary,
InterCare DX  Inc.,  900   Wilshire  Boulevard,  Suite  500,  Los   Angeles,
California 90017; (2) executing and delivering a proxy bearing a later date to the Secretary of the Company; or (3) appearing at the Meeting and voting in person.

Shares represented by properly executed proxies will be voted at the Annual Meeting as specified, unless such proxies are subsequently revoked as provided above. If no choice is specified on a valid, unrevoked proxy, the shares will be voted as recommended by the Board. Proxies will also authorize the shares represented thereby to be voted on any matters not known as of the date of this Proxy Statement that may properly be presented for action at the Annual Meeting.

On December 31, 2003, the record date for determination of stockholders of the Company entitled to vote at the Annual Meeting (the "Record Date"), there were 13,293,403 shares of the Company's common stock issued and outstanding (the "Common Stock"), each share of which entitles the holder thereof to one vote on all matters. The holders of a majority of the Common Stock present in person or represented by proxy will constitute a quorum for transaction of business at the Annual Meeting.

This Proxy Statement and the Form of Proxy will be sent to the Company's stockholders on or about February 6, 2004.


         The cost of preparing, assembling and mailing this Proxy Statement, the notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

                             PURPOSES  OF  THE  MEETING

At the Meeting, the Company's stockholders will consider and vote upon the following matters:

1. To elect four members of the Company's Board of Directors to serve for a one-year term;

2. To ratify the reappointment of Andrew Smith, CPA as the Company's independent certified public accountant for the fiscal year ending December 31, 2003; and

3. To consider and vote upon a proposal to re-approve the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2004 fiscal year;

4.   To  transact  such  other  business as  may properly come before the Annual
Meeting  and  any  adjournments  or  postponements  thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) for the election of the four nominees for director named below, and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event that a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                          ITEM  1  ELECTION  OF  DIRECTORS

The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than one nor more than nine. The Board of Directors has fixed at five the number of directors that will constitute the Board. Each director elected at the Meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. The following members of the board of directors:
Randall Maxey, MD, Wesley Bradford, MD, Russ A. Lyon, and Jude Uwaezuoke proxies will be voted for such persons absent contrary instructions.

         The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         Certain information concerning the nominees for election as directors is as follows:

Name                               Age   Title

Russell  Lyon,   MA                  55    President,  Director
                                           Chief  Technology  Officer,
Jude  Uwaezuoke                      59    Director
Randall  Maxey                       62    Director
Wesley  Bradford                     63    Director

       Russell A. Lyon, MA, our President, Chief Technology Officer and a Director, will devote approximately 100% of his time to our affairs. Russell
Lyon has been a designer and developer of computer-based educational and training programs for nearly two decades. He has served as both designer and developer on major training projects for a variety of corporate entities, including TRW, Unocal, Union Bank and Southern California Edison. As the founder and principal of Kinetic Media, he was a Level II Authorized Developer for Macromedia Director and has been a featured speaker at the Macromedia International User Conference on innovative uses of Director. He has developed or produced over a dozen separate commercial software titles, including

"The Mirage Systems Interactive Multimedia Biofeedback Interface" for InterCare Diagnostics. He holds a BA degree in Psychology from Cornell University and an MA degree in both Educational Psychology and Instructional Technology from California State University, Long Beach.

      Dr. Bradford, a graduate of New York University School of Medicine is Medical Director of Capnet IPA (Los Angeles). Since 1982, has served on the Clinical faculty in family medicine at Harbor-UCLA Medical Center since 1982. He is co-author of a pharmaceutical proposal that helps the center save over $1 million annually. In conjunction with his humanitarian work as a member of the Rotarian Polio-Corrective Surgery Team for Crippled Children, he has worked toward bettering the lives of crippled children in both Uganda and India. In 1987 he co-founded a medical group in Torrance, Calif. Bradford, who has a Masters Degree in public health from UCLA and an MBA from Cal State Long Beach, is a Fellow of the American Academy of Family Physicians since 1980. He has a special academic interest in electronic medical record systems has served as a consultant to the state, county and municipal governments in the areas of electronic death registration system development, primary care case management, and health care access. Dr. Bradford has not held any position in a reporting public company during the last five years.

      Dr. Maxey, a physician specializing in renal medicine, is chairman of the National Medical Association Board of Trustees. Licensed to practice medicine in California and Guam, Maxey is affiliated with a number of hospitals in the Los Angeles area, including the Daniel Freeman Hospitals, Robert F. Kennedy Medical Center and Cedars Sinai Medical Centers. In addition to serving as an attending physician at the Guam Memorial Hospital (Tumuning, Guam), he is the supervising medical director of the Los Angeles Dialysis Center and the Premiere Pacific Dialysis Center (Dededo, Guam). A published lecturer and award-winning presenter, Maxey received a BS in pharmacy from the University of Cincinnati, a PhD in cardiovascular pharmacology and MD from Howard University. He is founder and president of the Church Health Network and serves on the boards of various health organizations, including the Guam Renal Care Corporation, of which he is chairman. Dr. Maxey has not held any position in a reporting public company during the last five years.

      Jude Uwaezuoke, who has over 15 years of administrative, marketing and financial management experience, is president of Speedy-Care Medical Distributors (Inglewood, Calif.), a privately held durable medical equipment retailer. Currently in his third year of study at West Los Angeles
University  Law   School,  Uwaezuoke  received   a   BS  from  California  State
University  Dominguez  Hills  and  an  MBA  from  West  Coast  University.

With the exception of Anthony C. Dike, MD, Chairman & CEO, and Mr. Russ Lyon none of the other directors are, or have been employed by the Company. There are no family relationships between any directors or executive officers.

The election of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

The business of the Company is managed under the direction of the Board. The Board presently consists of five directors, three of which are outside members and two are officers of the Company. The Board members will serve until their successors are elected at the 2003 Annual Meeting, unless they earlier resign or are removed as provided in the Bylaws.

Term  and  Classification  of  Board  of  Directors

The Board of Directors has determined that there will be two Class of Directors and the full Board shall consist of five directors. Class A
Directors are elected every three years and Class B Directors are elected each year for one-year term. The stockholders will elect four Class B directors for the coming year.

                        REPORT  OF  THE  BOARD  OF  DIRECTORS

The  Board  of  Directors,  which consists of five directors, three of which are
outside  members  and   two  are  officers  of   the  Company,  establishes  the
general  compensation  policies  of  the  Company and the compensation plans and
                                             8
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specific  compensation  levels  for  executive officers. The Company does have a separate  Compensation  Committee  of  its  Board  of  Directors, which includes
the  following  directors:  a)  Randall  Maxey,  MD   b)  Jude  Uwaezuoke.

The Company's objective is to ensure that executive compensation be directly linked to ongoing improvement in corporate performance and increasing shareholder value. The following objectives are guidelines for compensation decisions:

Job  Classification.

The Company assigns a job grade to each salaries position, and each job grade has a salary range, which is based on national salary surveys. These salary ranges are reviewed annually to determine parity with national compensation trends, and to ensure that the Company maintains a competitive compensation structure.

Competitive  Salary  Base.

Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons. The salary of each corporate officer is reviewed annually by the Board of Directors. As of this writing, Anthony C. Dike, MD has not received any monetary compensation from the Corporation, he has elected to be compensated in Company's stock and stock options, until such a time the Company can afford to pay him salary. Also, Mr. Russ Lyon has been receiving about 50% of his contracted salary since the beginning of 2002 fiscal year, in order to help the Company conserve the needed cash for other corporate cause. Mr. Lyon will be paid back salary owed to him as soon as the company can afford to do so.

Stock  Option  Programs.

The purposes of the Company's ESOP and SOP are to provide additional incentives to employees to work to maximize shareholder value. The ESOP is open to all full-time employees of the Company and the SOP is open to
participation  by  key  employees   and  other  persons  as  determined  by  the
Board, based upon a subjective evaluation of the key employee's ability to influence the Company's long-term growth and profitability. Stock options under the ESOP may be granted at the current market price at the time of the grant or under the SOP at prices as determined by the Board. With specific reference to the Chief Executive Officer, the Board attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, the Board attempts to relate executive compensation to those variables over which the individual executive generally has control. The Chief Executive Officer has the primary responsibility for improving shareholder value for the whole Company.

The Board believes that it's objectives of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholders' value is increased and executives are rewarded commensurately. The Board believes that compensation levels during 2002/2003 adequately reflect the Company's compensation goals and policies. In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to a company's senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While the Company generally intends to qualify payment of compensation under section 162(m), the Company reserves the right to pay compensation to its executives from time to time that may not be tax deductible.

The Company will compensate the members of the Board of Directors for each meeting he/she attends, in the amount of $250 cash or equivalent in the form of the Company's Common Stock at the fair market value.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

FUNCTIONS  OF  COMMITTEES

AUDIT  AND  ETHICS  COMMITTEE:

       - Has general powers relating to accounting disclosure and auditing matters;
       - Recommends the selection and monitors the independence of our independent auditors;
       -  Reviews  the  scope  and  timing  of  the  independent auditors' work;
       - Reviews the financial accounting and reporting policies and principles appropriate for the Corporation, and recommendations to improve existing practices;
       - Reviews the financial statements to be included in the Corporation's Annual Report on Form 10-KSB
       - Reviews accounting and financial reporting issues, including the adequacy of disclosures;
       -  Monitors compliance with the Code of Ethics and Standards  of Conduct;
       -  Reviews and resolves all matters presented to it by our Ethics office;
       - Reviews and monitors the adequacy of our policies and procedures, and the organizational structure for ensuring general compliance with environmental, health and safety laws and regulations;
       - Reviews with the General Counsel the status of pending claims, litigation and other legal matters;
       - Meets separately and independently with the Chief Financial officer, Internal Audit and our independent auditors.

It  is  composed  of  Messrs.Bradford,  Uwaezuoke  and  Maxey.

EXECUTIVE  COMMITTEE:

         The Executive Committee may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation at any time when the Board of Directors is not in session. The Executive Committee shall, however, be subject to the specific direction of the Board of Directors and all actions must be by unanimous vote. It is composed of Messrs. Dike, Lyon, and Maxey.

Meetings  of  the  Board  of  Directors

During the fiscal year ended December 31, 2003, the Company's Board of Directors acted four times by a unanimous written consent in lieu of a meeting. Each member of the Board participated in each action of the Board.

AUDIT  AND  ETHICS  COMMITTEE  REPORT

Management has the primary responsibility for the financial reporting process and the audited consolidated financial statements, including the systems of
internal   controls.  The  Corporation's   independent  auditor,  Mr.  Andrew
Smith CPA, is responsible for expressing an opinion on the quality and conformity of consolidated financial statements with accounting principles generally accepted in the United States. In our capacity as members of the Audit and Ethics Committee and on behalf of the Board of Directors, we oversee the Corporation's financial reporting process and monitor compliance with its Code of Ethics and Business Conduct. The Audit Committee has adopted a written charter, which has been approved by the Board of Directors.

The members of the Audit and Ethics Committee are independent as defined by the listing standards of the National Association of Securities Dealers(NASD)

In  connection  with  our  oversight  responsibilities,  we  have:

     - discussed with the internal and independent auditors the overall scope and plans for their audits;

     - reviewed and discussed the audited consolidated financial statements included in InterCare DX 2003 Annual Report with management and the independent auditors;

     -  discussed  with  the  independent  auditors  the  matters (including the quality  of  the  financial  statements  and  clarity  of  disclosures)
       required  to  be  discussed  under  the  American  Institute of Certified
       Public   Accountants'  Statement   on   Auditing   Standards  No.  61,
       Communications with Audit Committees, which generally requires that certain matters related to the performance of an audit be communicated to the audit committee;

     - received from the independent auditors and reviewed the written disclosures and the letter required from the independent auditors as required by the Independence Standards Board, and have discussed with them their independence from management and the Corporation;

     - considered the nature of the non-audit services performed by the independent auditors and the compatibility of those services with their independence; and

     - met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors (and the Board has approved) the inclusion of the audited Consolidated financial statements referred to above in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2002 and 2003, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of Mr. Andrew Smith CPA, as the Corporation's independent auditor for fiscal year ended December 31, 2003.

                   Members  of  the  Audit  and  Ethics  Committee:

Mr.  Uwaezuoke  Chairman
Dr.  Randall  Maxey
Dr.  Wesley  Bradford

Clinical  Advisory  Board

Duties  and  Functions

Members  of  InterCare  DX,  Inc.  clinical  advisory  board  will  assist  the
company  in  updating  its   knowledge-based  clinical   content   and  develop
clinical  guidelines,   pathways   and   protocols.  Additionally,  the advisory
board,   working   with   program   developers   and  management,  will  review
programmatic   issues   relating   to  compliance  with  appropriate  regulatory
authorities.   They   will   also   serve   on   InterCare's   Speakers  Bureau
regarding  practical,  clinical  issues  relating  to  ICE(tm),  the  company's
scalable   healthcare  software  solution.  ICE  is  specifically  designed  to
effect   cost-effective   integration   of  all   aspects   of  the  healthcare
enterprise  through documentation,  information  tracking  and  error  reduction
that  supports  patient  safety  and  greater   efficiency   among   healthcare
providers. This panel will be expanded in future to include experts from different healthcare profession

Members  of  the  Clinical  Advisory  Board

Dr. Wesley Bradford, a graduate of New York University School of Medicine, is Medical Director of Capnet IPA (Los Angeles). He has served on the clinical faculty in family medicine at Harbor-UCLA Medical Center since 1982. He was co-author of a pharmaceutical proposal that helps the center save over $1 million annually. He has done humanitarian work in both Uganda
and   India   as  a  member   of  an  international  Rotarian  Polio-Corrective
Surgery   Team  for  Crippled   Children,   bettering  the  lives  of  crippled
children  there.  In  1987  he   co-founded   a  medical  group  in   Torrance,
California.  Bradford,   who  has  a  Masters  Degree  in  public  health  from
UCLA   and  an   MBA  from  Cal   State  Long  Beach,  has  been a Fellow of the
American   Academy   of   Family  Physicians  since  1980.  He  has  a  special
academic   interest  in  electronic  medical  record  systems, and has served as
a  consultant  to  the  state   and   county   governments  in  the   areas  of
electronic   death   registration  system   development,   primary   care  case
management,  and  health  care  access.

Dr.  Rosalyn  Scott,  a cardiovascular and thoracic surgeon,  is   an  associate
professor with the Department of surgery at Charles R. Drew University of Medicine and Science (Los Angeles). She received her medical degree from
New   York  University  School  of  Medicine  and  a  Masters  Degree  in health
administration   from   the  University   of  Colorado.  She  is   an   adjunct
professor  with  Arizona  State  University's  School  of  Health Administration
and Policy. She is a staff physician with the Brotman Medical Center (Culver City), Harbor-UCLA Medical Center and King/Drew Medical Center.
Dr. Scott, the author of numerous professional and technical articles, has served extensively on national, state and local advisory committees.

Dr. Wignes Warren, an assistant clinical professor of pediatrics at the University of Southern California, is licensed to practice medicine in the states of California, New York , and holds current medical practice
licenses  with  the  Ceylon  Medical   Council  and  the   United  Kingdom.  He
received an MD with honors from the University of Sri Lanka and served as the Chief Resident of Methodist Hospital (New York City) after serving
internships   at   General   Hospital   and  Children's  Hospital  in  Colombo,
Sri Lanka. He is a Fellow of the American Academy of Pediatrics. Certified by the American Board of Managed Care Medicine, the American Board of
Quality  Assurance  and  Utilization  Review  Physicians, and the American Board
of   Forensic  Medicine,  Dr.  Warren   is  currently  a  member  of  the  Peer
Review  Committee  of  Blue  Shield  of  California.

Anthony C. Dike, MD, our Chairman, Chief Executive Officer, Secretary and a director. Dr. Dike has been the Chairman of the Board, CEO and President of the Company since August, 1999. Anthony C. Dike, a physician by training and an entrepreneur that has funded and developed various start-up high technology businesses from inception to fruition through his private
Investment  Firm,  MMG  Investments  Inc.,  a  California  corporation.

He  is  the  founder  of  CGI  Communications  Services,  Inc.  He  also is  the founder of the registrant formerly known as Intercare Diagnostics, Inc., a United States Food and Drug Administration (USFDA) registered Bio-Medical Software Manufacturing Company, with over 5 Multimedia healthcare related
software   programs   in   the   market.  He  also  pioneered  the  design  and
development of the Mirage Systems Biofeedback Software Program, the first United States Food and Drug Administration approved software only for Biofeedback and Relaxation Training. He is also the founder of Capnet IPA, and Meridian Health Systems, Inc. Anthony C. Dike, MD, is also a member of the peer-review standing panel for United States Department of Education National Institute for Disability and Rehabilitation Research. He has served as a consultant to United Nations Development Project-Sustainable Human Development Program. He most recently pioneered the design and development of "InterCare Clinical Explorer (ICE)", a scalable software application specifically designed to effect cost-effective integration of all aspects of the healthcare enterprise through documentation, information tracking and error reduction that supports patient safety and greater efficiency among healthcare providers.

Executive  Officers

The  executive  officers  of  the  Company  are  as  follows:

Anthony  C.  Dike,     Chairman/CEO
Russ  A.  Lyon,          President/CTO

                             EXECUTIVE  COMPENSATION

The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company for the Chief Executive Officer and other full-time employee executive officers of the
Company:

                               Annual  Compensation

<CAPTION

Name             Year     Salary         Bonus      Stock Option   All Other Compensation
                                                                    (Common Stock)
Anthony C. Dike (1) 2003     $0               0         100,000            0
Russ  A. Lyon   (2) 2003     $100,000         0         100,000           100,000

1.  As of December 31, 2003, Anthony C. Dike has not received any salary from the  registrant, and has deferred such payment until the registrant can afford to pay after meeting all other obligations.
2. Mr.  Russ A. Lyon since  the  beginning  of the 2002 fiscal year, has received about 60% of his approved salary of $100,000,and has deferred the remaining portion until such a time the company  can  afford to make  such payment. The  restricted
shares  were  issued   to  Mr.   Lyon,  as  part  of  his  compensation   package
pursuant to certain amended stock Compensation agreement entered between Mr. Lyon and the registrant in 2001.

Indemnification

         The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except in situations where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's by-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE. Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Such persons also are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such forms that were furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2003, the Company's officers, directors and greater than 10% stockholders complied with all filing requirements under Section 16(a) applicable to such persons.

                             MARKET  FOR  COMMON  STOCK

The Company's Common Stock is traded on the Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol "ICCO." The price range of the Company's Common Stock has varied significantly in the past months ranging from a high bid of $.15 and a low bid of $0.01 per share. The above prices represent inter-dealer quotations without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

                      OUTSTANDING  SHARES  AND  VOTING  RIGHTS

         The Board of Directors has set the close of business on December 31, 2003 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the record Date, 13,293,403 shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum. The affirmative vote of a plurality of the shares of Common Stock present and voting at the meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present and voting at the Meeting is required to pass upon the proposals to ratify and re-approve of the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2004 fiscal year and the appointment of the accounting firm of Andrew Smith, CPA as independent certified public accountants. Abstentions and broker non-votes (hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention has the same legal effect as a vote against the matter.

However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         As of the Record Date, the directors of the Company owned in the aggregate 9,760,000 shares of Common Stock constituting approximately 54.6% of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting. See "Security Ownership of Certain Beneficial Owners," "Security Ownership of Management" and "Election of Directors -- Certain Transactions."

                SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

         The following table sets forth, as of December 31, 2003 to the extent known to the Company, certain information regarding the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock,
(ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.
The following tables set forth information regarding the beneficial owners of our common stock, as of December 31, 2003, by the following individuals or groups:
     Each  of  our  executive  officers;
     Each  of  our  directors;
     Each person, or group of affiliated persons, whom we know beneficially owns more than 5% of our outstanding stock; and All of our directors and executive officers as a group.

Except as otherwise noted, and, to the best of our knowledge, the persons named in this table have sole voting and investing power with respect to all of the shares of common stock held by them. As of the table date we had 13,293,403 common shares issued and outstanding

Name  and  Address  of                       Amount  and  Nature  of
Beneficial  Owner               Title    Beneficial  Ownership   Status Percent  of  Class
---------------------------  --------   --------------------  -------- -----------------
Anthony  C.  Dike  (1)(2)       Chairman     8,950,000        Active       51.6%
4127  West  62nd  Street        CEO
Los  Angeles,  CA  90043        Director

Russ  Lyon                      President      410,000        Active        2.4%
900  Wilshire  Blvd,  #500      CTO
Los  Angeles,  CA  90017        Director

Jude  Uwaezuoke                 Director      100,000         Active        0.5%
900  Wilshire  Blvd,  #500
Los  Angeles,  CA  90017

Randall  Maxey                  Director      200,000         Active        1.2%
900  Wilshire  Blvd,  #500
Los  Angeles,  CA  90017

Wesley  Bradford                Director      100,000         Active        0.5%%
900  Wilshire  Blvd,  #500
Los  Angeles,  CA  90017

Named  Officers  and                        9,760,000                       56.2%
Directors  As  a  Group  (1)

Other  Beneficial  Owners

Meridian  Medical Group, P.C.               3,600,200                      21.0%

MMG  Investments,  Inc                        900,100                       5.0%

Other Public Shareholders                   3,083,103                      17.8

Total number of shares outstanding         17,343,403                     100%

(1) Officer or Directors: 9,760,000 shares of Common Stock listed above includes 3,450,000 shares of Common Stock options granted to Anthony C. Dike, 210,000 shares of common stock owned and 200,000 shares of Common Stock options granted to Russ Lyon, 100,000 shares of Common Stock option granted to Jude
Uwaezuoke, 100,000 shares of Common Stock Option granted to Wesley Bradford; and 100,000 shares of Common Stock option granted to Randall Maxey as of December 31, 2003, disclosed as if they were issued. Also, Anthony C. Dike, is the sole director and an indirect beneficial owner of 3,600,200 of held by Meridian Medical Group, P.C., and 900,100 shares of Common stock held by MMG Investments, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR ELECTION OF THE NOMINEES AS THE MEMBERS OF THE BOARD OF DIRECTORS FOR THE YEAR 2004

                                    ITEM  III.

PROPOSAL   TO   RATIFY   THE   REAPPOINTMENT    OF   MR.  ANDREW   SMITH,   CPA
                 AS  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

INFORMATION  REGARDING  OUR  CERTIFIED  PUBLIC  ACCOUNTANT

Audit  and  Audit  Related  Fees

We estimate that the audit fees incurred by us with Mr. Andrew Smith for fiscal 2003 audit services were approximately $3,500.

All  Other  Fees

We estimate that all other fees incurred by us with Mr. Andrew Smith for the fiscal year 2003 were $1,500. These other fees consisted of fees for review of our last three quarterly financial statements for the fiscal year ended December 31, 2003. There were no financial systems design and implementation fees incurred by us with Mr. Andrew Smith in fiscal year 2003.

The Board wishes to obtain from the stockholders a ratification of the Board's action in reappointing the accounting firm of Andrew Smith, CPA as the
Certified  Independent  Accountants  for   the   fiscal   year  2003,  and  such
ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The Board has approved the engagement of Andrew Smith, CPA for audit services. Mr. Andrew Smith, CPA is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if he desires to do so. Mr. Andrew Smith, CPA will also be available to respond to appropriate questions.

In the event the appointment of Mr. Andrew Smith, CPA, as independent auditors for fiscal year 2003, is not ratified by the stockholders the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 2003 will be permitted to stand unless the Board finds other good reason for making a change.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF MR. ANDREW SMITH, CPA AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003

                                    ITEM  IV.

            PROPOSAL  TO  APPROVE  THE  COMPANY'S  2004  STOCK  OPTION  PLAN

On December 19 2003, the Board of Directors of the Company re-adopted the Company's 2001 Joint Incentive and Non-Qualified Stock Option
Plan for 2004 fiscal year (the "2003 Plan"). The 2003 Plan will not become effective, however, unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the meeting. The text of the 2004 Plan is set forth in Exhibit A hereto.

         The  Company  has  no  other  stock  option  plan.

Under the 2004 Plan, options to purchase up to 10,000,000 shares of Common Stock may be granted to key employees of the Company and directors, consultants and other individuals providing services to the Company through July , 2014. Such options may be intended to qualify as "incentive stock options" with respect to employees within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or they may be intended not to qualify under such Section 422 ("non-qualified stock options").

         The 2004 Plan will be administered by the Option Committee of the Board of Directors (the "Committee"). The 2004 Plan allows the Board of Directors of the Company to designate a committee of at least two non-employee directors to administer the 2004 Plan for the purpose of complying with Rule 16b-3(d)(1) under the Securities Exchange Act of 1934, as amended, with respect to future grants under the 2004 Plan. The Committee will determine the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Committee may consider any factors that it deems relevant, including present and potential contributions to the success of the Company. Because the officers and the employees of the Company who may participate in the 2004 Plan and the amount of their options will be determined on a discretionary basis by the Committee or the full Board of Directors, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees. Options granted under the 2004 Plan must be exercised within a period fixed by the Committee, which may not exceed ten years from the date of grant, or, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable immediately or in installments, as determined by the Committee.

         Options granted under the 2004 Plan are not transferable other than by will or the laws of descent and distribution during the lifetime of the Optionee and may be exercised only by the Optionee. The 2004 Plan provides that, in the case of an incentive stock option, the exercise price of an option may not be less than the fair market value of the Common Stock on the date of grant of the option, and, if the Optionee is a holder of more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of an option may not be less than 110% of the fair market value of the Common Stock on the date of grant of the option. The exercise price may be paid in cash, shares of Common Stock owned by the Optionee, or a combination of cash and shares.

         Stock options granted under the 2004 Plan may include the right to acquire a reload option. If a participant pays all or part of the purchase price of an option with shares of the Company's Common Stock held by the participant for at least six months, then upon exercise of the option, the participant is granted a reload option to purchase, at the fair market value as of the date of grant of the reload option, the number of whole shares used by a participant in the payment of the purchase price. A reload option is not exercisable until the earlier of one year from the date of grant or the first day after the expiration date of the option being exercised.

         The 2004 Plan provides that in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Board, or the Committee, may, in its discretion, make adjustments with respect to the number or kind of shares that may be issued under the 2004 Plan or that may be covered by outstanding options, or in the exercise price per share, or in the vesting of any options, or any combination of such terms. The 2004 Plan provides that in connection with any merger or consolidation in which the Company is not the surviving corporation and that results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options fully vested under the 2004 Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. In any such situation, the board is authorized to give option holders the right to immediately exercise all of their options, whether fully vested or unvested.

         For Federal income tax purposes, an Optionee will not recognize any income upon the grant of a non-qualified stock option or an incentive stock option.

         Upon the exercise of a non-qualified stock option, the Optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be entitled to a deduction from income in the same amount and at the same time as the Optionee realizes such income. Upon the sale of shares purchased upon such exercise, the Optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option.

         In contrast, upon the exercise of an incentive stock option, an Optionee will not realize income, and the Company will not be entitled to a deduction relating thereto. However, the difference between the fair market value of the shares on the date of exercise and the exercise price constitutes an item of tax preference for purposes of the calculating an alternative minimum tax, which, under certain circumstances, could cause tax liability as a result of an exercise. If the Optionee retains the shares issued to him upon exercise of an incentive stock option for more than one year after the date of issuance of such shares and two years after the date of grant of the option, then any gain or loss realized on a subsequent sale of such shares will be treated as long-term capital gain or loss. If, on the other hand, the Optionee sells the shares issued upon exercise within one year after the date of issuance or within two years after the date of grant of the option, then the Optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the fair market value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the fair market value of such shares on the date of exercise will be treated as capital gain.

THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  THE  COMPANY'S  STOCKHOLDERS  VOTE
TO  APPROVE  THE  2004  STOCK-OPTION  PLAN  AS  PRESENTED.

                                 OTHER  BUSINESS

        The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters, which may come before the meeting.

                  INFORMATION  CONCERNING  STOCKHOLDER  PROPOSALS

         Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, any proposals of stockholders intended to be considered by the Company for inclusion in the proxy materials for the 2003 Annual Meeting of Stockholders must be received by the Company by January 31, 2004. Such proposals should be directed to InterCare DX, Inc., Attention: Secretary, 900 Wilshire Blvd., Suite 500 Los Angeles, CA 90017. No stockholder proposals were received for inclusion in this Proxy Statement.

                STOCKHOLDER  PROPOSALS  FOR  THE  2003  ANNUAL  MEETING

Any proposals of stockholders intended to be considered by the Company for inclusion in the proxy materials for the 2003 Annual Meeting of Stockholders must be received by the Company by January 31, 2004. Such proposals should be directed to InterCare DX, Inc., Attention: Secretary, 900 Wilshire Blvd, Suite 500 Los Angeles, CA 90017. No stockholder proposals were received for inclusion in this Proxy Statement.

                                  OTHER  MATTERS

The Company is not aware of any other business to be represented at the Annual Meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the meeting.

                               PROXY  SOLICITATION

All expenses in connection with solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by telephone, telecopy or telegraph by Company officers and employees. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

                        ADDITIONAL  INFORMATION  AVAILABLE

The Company files an Annual Report on Form 10-KSB with the Securities and Exchange Commission. Stockholders may obtain a copy of this report
(without  exhibits),  without   charge,   by  writing   to  Corporate
InterCare  DX,  Inc.  900  Wilshire  Blvd,  Suite  500,  Los  Angeles  CA  90017

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  ANTHONY  C.  DIKE
----------------------
Anthony  C.  Dike,  MD,  Chairman  &CEO

/s/  Russ  A.  Lyon
----------------------
Russ  A.  Lyon,  President  &  CTO,  Director

/s/  Randall  Maxey
----------------------
Randall  Maxey   Director

/s/  Jude  Uwaezuoke
----------------------
Jude  Uwaezuoke,   Director

/s/  Wesley  Bradford
----------------------
Wesley  Bradford,  Director

                                   By  order  of  the
                                   Board  of  Directors


                                   Anthony  C.  Dike,  MD
                                   Chairman  of  the  Board

                                  EXHIBIT  99.1

                               STOCK  OPTION  PLAN
                                       OF
                                INTERCARE  DX,  INC.


      SECTION  1 - DESCRIPTION OF PLAN.   The Stock Option Plan (the "Plan"), of
      ---------------------------------
InterCare DX, Inc. (the "Company"), a corporation organized under the laws of the State of California. Under this Plan, key employees of the Company or any present and future subsidiaries of the Company to be selected as below set forth, may be granted options (the "Options") to purchase shares of the Common
Stock, par value, $0.001 per share, of the Company ("Common Stock"). For purposes of this Plan, the term "subsidiary" mean any corporation 50% or more of the voting stock of which is owned by the Company or by a subsidiary (as so defined) of the Company. It is intended that the Options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated
"Incentive Stock Options" or not qualify for such treatment and be designated "Non-qualified Stock Options".


      SECTION  2  -  PURPOSE  OF PLAN.   The purpose of the Plan and of granting
      --------------------------------
options to specified employees is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to certain key employees holding responsible positions by assisting them to acquire shares of Common Stock and to benefit directly from the Company's growth, development and financial success.

      SECTION  3  -  ELIGIBILITY.   The persons who shall be eligible to receive
      ---------------------------
grants of Options under this Plan shall be the directors, officers, key employees and consultants of the Company or any of its subsidiaries. A person who holds an Option is herein referred to as an "Optionee". More than one Option may be granted to any one Optionee, however no Optionee may be granted options to purchase an aggregate number of shares of Common Stock amounting to thirty percent (30%) or more of the total number of shares that may be issued pursuant to this Plan upon the exercise of Options granted hereunder.

      For Incentive Stock Options, the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Optionee during any calendar year (under all Incentive Stock Option plans of the Company or any subsidiary which are qualified under Section 422 of the Code) shall not exceed $10,000,000.00 .

      SECTION  4  --  ADMINISTRATION.   The  Plan  shall  be  administered  by a
      -------------------------------
committee (the "Option Committee") to be composed of at least two "disinterested" (as such term is used in Rule 16b-3 promulgated under the
Securities Exchange Act of 1934) members of the Board of Directors of the Company (the "Board"). Members of the Option Committee shall be appointed, both initially and as vacancies occur, by the Board, to serve at the pleasure of the Board. The entire Board may serve as the Option Committee, if by the terms of this Plan all Board members are otherwise eligible to serve on the Option
Committee. No person may serve as a member of the Option Committee if such person (a) is eligible to receive an Option under the Plan or under any other plan of the Company entitling the participants to acquire Common Stock or stock options of the Company or any of its affiliates (other than plans excepted by Rule 16b-3(c)(2)), or (b) was so eligible at any time within the preceding one-year period. The Option Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Option Committee. A memorandum signed by all of its members shall constitute the decision of the Option Committee without necessity, in such event, for holding an actual meeting. The Option Committee is authorized and empowered to administer the Plan and, subject to the Plan, including the provisions of

Section 17, (i) to select the Optionees, to specify the number of shares of Common Stock with respect to which Options are granted to each Optionee, to specify the Option Price and the terms of the Options, and in general to grant Options; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with this Plan, which terms and conditions need not be identical as to the various Options granted; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules relating to the Plan (v) to accelerate the time during which an Option may be exercised, notwithstanding the provisions of the Option Agreement (as defined in Section
12) stating the time during which it may be exercised; (vi) to accelerate the date by which any unexercised but vested portion of an Option terminates, thereby requiring the Optionee to exercise the vested unexercised portion of such Option or forfeit it, but in no event shall such date be less than two (2) weeks later than the date the Optionee is informed of such acceleration; and
(vii) to determine the rights and obligations of participants under the Plan. The interpretation and construction by the Option Committee of any provision of the Plan or of any Option granted under it shall be final. No member of the Option Committee shall be liable for any action or determination made in good faith with respect to the Plan of any Option granted under it.

     SECTION  5 -- SHARES SUBJECT TO THE PLAN.   The aggregate  number of shares
      -----------------------------------------
of Common Stock which may be purchased pursuant to the exercise of Options (whether Incentive Stock Options or Non-qualified Stock Options) granted under the Plan shall not exceed 10,000,000 shares. Upon the expiration or termination for any reason of an outstanding Option which shall not have been exercised in full or upon the repurchase by the Company of shares of Common Stock issued pursuant to rights of repurchase, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise or which shall have been repurchased shall again become available for the granting of additional Options under the Plan.

      SECTION 6 -- OPTION PRICE.  Expect as provided in Section 11, the purchase
      --------------------------
price per share (the "Option Price") of the shares of Common Stock underlying each Option shall be not less than the fair market value of such shares on the date of granting of the Option. Such fair market value shall be determined by the Option Committee on the basis of reported closing sales price on such date or, in the absence of reported sales price on such date, on the basis of the average of reported closing bid and asked prices on such date. In the absence of either reported sales price or reported bid and asked prices, the Option Committee shall determine such market value on the basis of the best available evidence.

      SECTION  7  --  EXERCISE  OF OPTIONS.   Subject to all other provisions of
      -------------------------------------
this Plan, each Option shall be exercisable for the full number of shares of Common Stock subject thereto, or any part thereof, in such installments and at such intervals as the Option Committee may determine in granting such Option, provided that (i) each Option shall become fully exercisable no later than five
(5) years from the date the Option is granted, (ii) the number of shares of Common Stock subject to each Option shall become exercisable at the rate of at least 20% per year each year until the Option is fully exercisable, and (iii) no option may be exercisable subsequent to its termination date. Each Option shall terminate and expire, and shall no longer be subject to exercise, as the Option Committee may determine in granting such Option, but in no event later than ten years after the date of grant thereof. The Option shall be exercised by the Optionee by giving written notice to the Company specifying the number of shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Board may approve from time to time, including, without limitation and in the sole discretion of the Board, the assignment and transfer by the Optionee to the Company of outstanding shares of the Company's Common Stock theretofore held by Optionee.

      SECTION 8 -- ISSUANCE OF COMMON STOCK.   The Company's obligation to issue
      --------------------------------------
shares of its Common Stock upon exercise of an Option granted under the Plan is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or ruling or regulations or the making of such investment or other representations and undertakings by the Optionee (or his or her legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his or her legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares (or, if applicable, and appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertaking which such Optionee and undertaking which such Optionee has given to the Company or a reference thereof, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies. The Company will make a reasonable good faith effort to comply with such state and/or federal laws, rulings or regulations as may be applicable at the time the Optionee (or his or her legal representative, heir or legatee, as the case may be) wishes to exercise an Option, provided that the Optionee (or his or her legal representative, heir or legatee) also makes a reasonable good faith effort to comply with said laws, rulings and regulations; however, there can be no assurance that either the Company or the Optionee (or his or her legal representative, heir or legatee), each in the respective exercise of their reasonable good faith business judgment, will in fact comply with said laws, ruling and regulations.

      SECTION  9  --  NONTRANSFERABILITY.   No  Option  shall  be  assignable or
      -----------------------------------
transferable, except that an Option may be transferable by will or by the laws of descent and distribution or pursuant to qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided such Option explicitly so provides. During the lifetime of an Optionee, any Option granted to him or her shall be exercisable only by him or her. After the death of an Optionee, the Option granted to him (if so transferable) may be exercised, prior to its termination, only by his or her legal representative, his legatee or a person who acquired the right to exercise the Option by reason of the death of the Optionee.

      SECTION  10  -- RECAPITALIZATION, REORGANIZATION, MERGER OR CONSOLIDATION.
      --------------------------------------------------------------------------
If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or like capital adjustment, a proportionate adjustment shall be made (a) in the aggregate number of shares of Common Stock which may be purchased pursuant to the exercised of Options granted under the Plan, as provided in Section 5, and
(b) in the number, price, and kind of shares subject to any outstanding Option granted under the Plan.

      Upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation in which the Company does not survive or in which the equity ownership of the Company prior to such transaction represents less than 50% of the equity ownership of the Company subsequent to the transaction, the Plan and each outstanding Option shall terminate; provided that the Company will give written notice thereof each Optionee at least thirty
(30) days prior to the date of such dissolution, liquidation, reorganization, merger or consolidation, and in such event (a) the Company may, but shall not be obligated to, with respect to each Optionee who is not tendered an option by the surviving corporation in accordance with all of the terms of provision (b) immediately below, grant the right, until ten days before the effective date of such dissolution, liquidation, reorganization, merger or consolidation, to exercise, in whole or in part, any unexpired Option or Options issued to him or her, without regard to the surviving entity.

      SECTION  12  --  OPTION  AGREEMENT.  Each  Option  granted  under the Plan
      -----------------------------------
shall be evidenced by a written stock option agreement executed by the Company and accepted by the Optionee, which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein, (b) shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code if the Option is designated an Incentive Stock Option,
(c) may contain the agreement of the Optionee to resell any Common Stock issued pursuant to the exercise of Options granted under the Plan to the Company (or its assignee) for the Option Price of such Options to the extent any vesting restrictions apply to such Common Stock, or for the then fair market value of such Common Stock if no such restrictions then apply,
(d) may contain the agreement of the Optionee granting a right of first refusal to the Company (or its assignee) on transfers of Common Stock no subject to vesting restrictions, and (e) may contain such other terms and conditions as the Option Committee deems desirable and which are not inconsistent with the Plan. With regard to agreements of the Optionee contemplated by items (c) and (d) of the previous sentence, the Company's rights pursuant to a right of first refusal and, notwithstanding any other termination provisions, the Company's right to repurchase vested shares shall terminate upon the closing of the first sale of the Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, with gross proceeds to the Company as seller of not less than $7.5 million before deducting underwriting commissions, or upon the liquidation or dissolution of the Company.

      SECTION  13 -- RIGHTS AS A SHAREHOLDER.  An Optionee or a transferee of an
      ---------------------------------------
Option shall have no rights as a shareholder with respect to any shares covered by this Option until exercise thereof, except that each Optionee shall have the right to receive a copy of the Company's audited financial statements (if available) no later than 120 days following the end of each fiscal year of the Company. No adjustment shall be made for dividends (Ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights of which the record date is prior to the exercise date, except as expressly provided in Section 10.

      SECTION 14 -- TERMINATION OF OPTIONS.   Each Option granted under the Plan
      -------------------------------------
shall set forth a termination date thereof, which date shall be not later than ten years from the date such Option is granted. In any event all Options shall terminate an expire upon the first to occur of the following events:

     (a) the expiration of three months from the date of an Optionee's termination of employment (other than by reason of death), except that if an Optionee is then disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of such Optionee's termination of employment; or

     (b) the expiration of one year from the date of the death of an Optionee if his or her death occurs while he or she is, or not later than three months after he or she has ceased to be, employed by the Company or any of its subsidiaries in a capacity in which he or she would be eligible receive grants of Options under the Plan; or

     (C)  the  termination  of  the  Option  pursuant to Section 10 of the Plan.

      The termination of employment of an Optionee by death or otherwise shall not accelerate or otherwise affect the number of shares to which an Option may be exercised and such Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Optionee on the date of such termination.

      SECTION  15 -- WITHHOLDING OF TAXES.   The Company may deduct and withhold
      ------------------------------------
from the wages, salary, bonus and other compensation paid by the Company to the Optionee the requisite tax upon the amount of taxable income, if any, recognized by the Optionee in connection with the exercise in whole or in part of any Option or the sale of Common Stock issued to the Optionee upon exercise of the Option, all as may be required from time to time under any federal or state laws and regulations. This withholding of tax shall be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's concurrent or next payment of wages, salary, bonus or other income to the Optionee or by payment to the Company by the Optionee of required withholding tax, as the Option Committee may determine.

      SECTION  16  -- EFFECTIVENESS AND TERMINATION OF PLAN.   The Plan shall be
      ------------------------------------------------------
effective  on  the  date on which it is adopted by the Board; provided, however,
(a) the Plan shall be approved by the shareholders of the Company within 12 months of such date of adoption by the Board, (b) no Option shall be exercised pursuant to the Plan until the Plan has been approved by the shareholders of the Company, and (c) no Option may be granted hereunder on or after that date which is ten years form the effective date of the Plan. The Plan shall terminate when all Options granted hereunder either have been fully exercised, and all shares of Common Stock which may be purchased pursuant to the exercise of such Options have been so purchased, or have expired; provided, however, that the Board may in its absolute discretion terminated the Plan at any time. No such termination, other than as provided for in Section 10 hereof, shall in any way affect any Option then outstanding.

      SECTION 17 -- AMENDMENT OF PLAN. The Board may (a) make such changes in the terms and conditions of granted Options as it deems advisable, provided each Optionee affected by such change consents thereto, and (b) make such amendments to the Plan as it deems advisable. Such amendments and changes shall include, but not be limited to, acceleration of the time at which an Option may be exercised, but may not, without the written consent or approval of the holders of a majority of that voting stock of the Company which is represented and is entitled to vote at a duly held shareholders meeting (a) increase the maximum number of shares subject to Options, except pursuant to Section 10 of the Plan
(b) decrease the Option Price requirement contained in Section 6 (except as contemplated by Section 11) of the Plan (c) change the designation of the class of employees eligible to receive Options (d) modify the limits set forth in
Section 3 of the Plan regarding the value of Common Stock for which any Optionee may be granted Options, unless the provisions of Section 422(d) of the Code are likewise modified or (e) in any manner materially increased the benefits accruing to participants under the Plan.

BE  IT  RESOLVED:

     The terms and conditions of this Stock Option Plan are accepted by the Corporation on this 19th day of December, 2003.


/S/  ANTHONY  C.  DIKE
-------------------------
Anthony  C.  Dike
Chief  Executive  Officer                              SEAL

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                                    EXHIBIT  99.2

                            STOCK  OPTION  AGREEMENT

AGREEMENT,  made  this  ____  day  of  ______,  2004,  by  and   between
InterCare  DX,  Inc.,  a  California  corporation, hereinafter  referred  to  as
the  "Company" and             ,  an  individual,  hereinafter  referred  to  as
the  "Optionee".

                                   WITNESSETH:

WHEREAS, pursuant to the resolution adopted by the Board of Directors of the Company, the Company has entered into a Employment Agreement with the Optionee and, pursuant to the Agreement, the Company has agreed to grant to the Optionee an Option to purchase shares of common stock of the Company at the prices per share hereinafter set forth, such option to be for the term and upon the terms and conditions hereinafter stated;

NOW THEREFORE, in good consideration of the promises, the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.     OPTION.  The  Company  hereby grants to the Optionee the right and option
       -------
(hereinafter referred to as the "Option") to purchase all or any part of an aggregate of 100,000 shares of common stock of the Company (hereinafter referred to as the "Shares") on the terms and conditions herein set forth.

2.     TERM.  The  term  of the Option shall commence on the January 1, 2004 and
       -----
shall expire Sixty (60) months from such date on January 1, 2009, save and except that upon termination of the Agreement, the Option granted herein shall cease and expire ninety (90) days from the date of terminating the Agreement.

3.         PURCHASE  PRICE.  The  purchase  price  of  the  Option  shall  be
           ----------------
______dollars ($XXXX.) the receipt and sufficiency of which is hereby acknowledged. The purchase prices of the Shares covered by the Option shall increase in a range from $0.15 to $2.00 per share. The Optionee has the right to purchase Shares in accordance with the following schedule, which purchase price shall be payable in full, in cash or note, upon exercise of the Option in accordance with the terms and conditions here provided:

          A.     XXXX  SHARES  AT  A  PRICE  OF  $0.15  PER  SHARE
          B.     XXXX  SHARES  AT  A  PRICE  OF  $0.20  PER  SHARE
          C.     XXXX  SHARES  AT  A  PRICE  OF  $0.50  PER  SHARE
          D.     XXXX  SHARES  AT  A  PRICE  OF  $1.00  PER  SHARE
          E.     XXXX  SHARES  AT  A  PRICE  OF  $2.00  PER  SHARE

4. SECURITIES TO BE REGISTERED. Both the Option and the Shares covered by the Option shall be "registered securities" as defined for the General Rules and Regulations under the Securities Act of 1933, as amended (the "Act").

5. EXERCISE. The Option shall be exercisable in whole or in part at any time and from time to time during the term of the Option by written notice delivered to the Company at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017. The notice shall state the number of Shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee in form and substance substantially as set forth in the Notice of Exercise, shall be signed by the Optionee and shall be accompanied by payment. The Option shall not be exercised at any time when its exercise or the delivery of the Shares referred to in the notice would be a violation of any law, governmental regulation or ruling. The Option shall be exercisable only by the Optionee. The Option can only be exercised when the underlying price of the common shares of the Company is 125% of the exercise price of the Option for a period of 10 days.

6. ASSIGNMENT AND TRANSFER. The Option and the rights and obligations of parties hereunder shall inure to the benefit of and shall be binding upon their successors and assigns.
                                             25
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7.     OPTIONEE AS SHAREHOLDER.  Optionee shall have all rights as a shareholder with respect to the Shares covered by the Option on and subsequent to the date of issuance of a stock certificate or stock certificates to it. Adjustments will be made for dividends or other rights with respect to which the record date
is  on  or  subsequent  to  the  date  such  stock  certificates   were  issued.

8. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of a change in the capital structure of the Company as a result of any stock dividend, stock split, combination or reclassification of shares, recapitalization or consolidation of, the number of shares covered by the Option shall be appropriately adjusted to ensure the same absolute benefit to the Optionee.

9. NOTICES. All notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail to the principal office of each party.

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this instrument on the day and year first written above.


ATTEST:
INTERCARE  DX,  INC.



By:  /S/  ANTHONY  C.  DIKE
     ----------------------

ANTHONY  C.  DIKE
CHIEF  EXECUTIVE  OFFICER
CHAIRMAN  OF  OPTION  COMMITTEE

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                                  EXHIBIT  99.3

        POLICY REGARDING ALTERNATIVE DIRECTOR NOMINATIONS BY STOCKHOLDERS

          1. The Company will include in its annual meeting proxy statement information concerning up to two nominees submitted by any stockholder or group of stockholders in accordance with this policy. The form of proxy solicited by the Company will include the names of stockholder nominees, in addition to the nominees approved by the Board of Directors.

          2. For inclusion in the Company's proxy statement, a stockholder nomination must be submitted by one or more stockholders that have owned beneficially at least 5% of the Company's common stock for two years or more, as of both the date the nomination is submitted and the record date for the annual meeting. Each stockholder or group of stockholders submitting nominations in accordance with this policy is referred to herein as a "Nominating Stockholder." A stockholder may only participate in the nomination of two candidates.

          3. The information included in the Company's proxy statement concerning each stockholder nomination will be limited to that information concerning the candidate and the Nominating Stockholder required to be disclosed in accordance with the rules of the Securities and Exchange Commission ("SEC"). The Nominating Stockholder will be responsible for providing a written statement of such information at the time the nomination is submitted. Nominating Stockholders are responsible for any proxy solicitation activities in which they wish to engage, including compliance with applicable SEC rules.

          4. Stockholder nominations must be submitted to the Secretary of the Company, in writing, not less than 90 nor more than 150 days prior to the first anniversary of the Company's previous annual meeting. Each nomination must indicate the incumbent director for whose board seat the nomination is submitted. The Nominating Stockholder and each of its nominees must submit, with the nomination, a signed statement acknowledging that:

                  a) each nominee, if elected, will represent all Company stockholders in accordance with applicable laws and the Company's charter and by-laws;
                b) each nominee, if elected, will comply with the Company's (i) Code of Ethical Business Conduct, (ii) Code of Business Conduct and Ethics for Members of the Board of Directors, (iii) Stock Ownership Requirements for
Directors, (iv) Corporate Governance Guidelines, and (v) any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members; and
                c) the Nominating Stockholder will maintain beneficial ownership of at least 5% of the Company's common stock through the date of the annual meeting at which the Nominating Stockholder's nominee(s) will stand for election.

 In addition, each nominee must submit a fully completed and signed Questionnaire for Directors and Officers on the Company's standard form, and each Nominating Stockholder must agree that any form of proxy solicited by it will include, in addition to the name(s) of its nominee(s), the names of all other nominees appearing in the Company's proxy statement.

          5. Upon receipt of a Nominating Stockholder nomination, the Corporate Governance and Nominating Committee of the Board of Directors shall seek to communicate with the Nominating Stockholder for the purpose of discussing, among other things, the possibility of the Nominating Stockholder's nominee(s) being included in the Company's slate of director nominees.

          6. Only two stockholder nominations will be included in the Company's proxy statement for each board seat. If more than two such nominations are received by the Company for the same board position, the nominee(s) of the Nominating Stockholder(s) beneficially owning the most shares of the Company's common stock will have priority.

          7. Any Nominating Stockholder nominee who does not receive at least 25% of the votes cast in the related election of directors will be prohibited from serving as a Nominating Stockholder nominee for four years from the date of the annual meeting in question.

          8. The Corporate Governance and Nominating Committee of the Board of Directors is authorized to adopt such rules and procedures as it deems appropriate for the purpose of implementing this policy and to determine any questions of interpretation that may arise hereunder.

                                  EXHIBIT  99.4

                                 WRITTEN  CONSENT

                            OF  THE  BOARD  OF  DIRECTOR  OF

                              InterCare  DX,  Inc.
                             ----------------------
                             a  California  Corporation

     Pursuant to the authority of California Corporation Code , the undersigned, being the Board of Directors of InterCare DX, Inc., a California corporation, does hereby adopt and consent to the following recitals and resolution:

     Item  1:  Approval  of  Proxy Statement for 2003 annual shareholder meeting

     WHEREAS, it has been presented to the board of directors, a draft copy of the Proxy Statement for review and approval, with the following items listed for voting by the shareholders of Record as of December 31, 2003:

1. To elect four members of the Company's Board of Directors to serve for a one-year term;

2. To ratify the reappointment of Andrew Smith, CPA as the Company's independent certified public accountant for the fiscal year ending December 31, 2003; and

3.   To  consider  and  vote  upon  a  proposal  to  re-approve  the  Company's
2001  Joint  Incentive  and  Non-Qualified  Stock  Option  Plan  for  the  2004
fiscal  year;

4.   To  transact  such  other  business as  may properly come before the Annual
Meeting  and  any  adjournments  or  postponements  thereof.

WHEREAS, it is deemed advisable and in the best interest of this corporation and its shareholders that the items listed in the proxy statement be considered and voted upon by the shareholders.

NOW THEREFORE BE IT RESOLVED, and it is, that the above listed items be approved for inclusion in the 2003 Proxy statement to be voted upon by the shareholders.

Item 2: The appointment of Dr. Maarof Haj Mohideen as the Senior Vice President for the Middle East and Gulf Region of the Company.

Whereas it has been presented to the board of directors the name of Dr. Maarof Haj Mohideen, for consideration as Senior Vice President for the Middle East and Gulf Region of the Company.

Whereas it is deemed advisable and to the best interest of the Company that it enters into employment agreement with Dr. Maarof Haj Mohideen.

NOW  THEREFORE  BE  IT  RESOVLED,  and  it  is,  that  the  Company  enters into
employment  agreement  with  Dr.  Maarof  Haj  Mohideen  as  the   Senior   Vice
President for the Middle East  and  Gulf  Region  of  the  Company.

Item 3: The appointment of Mr. Jeff Baron as the President and Chief Operating Officer of the Company.

Whereas it has been presented to the board of directors the name of Mr. Jeff Baron, for consideration as President and Chief Operating Officer of the Company.

Whereas it is deemed advisable and to the best interest of the Company that it enters into employment agreement with Mr. Jeff Baron.

NOW THEREFORE BE IT RESOVLED, and it is, that the Company enters into employment agreement with Mr. Jeff Baron as the President and Chief Operating Officer of the Company.

     RESOLVED FURTHER, that the directors and officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolution.

     This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.

Dated  as  of  December  31  ,  2003.

                                       /s/  Anthony  C.  Dike
                                 ______________________________________
                         Anthony  C.  Dike,  M.D.,  Chairman/CEO/Director

                                   /s/  Russ  Lyon
                                  _____________________________________
                                    Russ  Lyon,  President/CTO/Director

                                  /s/  Randall  Maxey
                                _____________________________________
                                      Randall  Maxey  M.D,  Director

                                  /s/  Jude  Uwaezuoke
                               ____________________________________
                                     Jude  Uwaezuoke,  Director


                                  /s/  Wesley  G.  Bradford
                               ____________________________________
                                   Wesley  G.  Bradford,  MD,  Director

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